FORM 8-K - CURRENT REPORT

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                   FORM 8-K/A





                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                      Date of Report:  September 23, 1998


                DREXEL BURNHAM LAMBERT REAL ESTATE ASSOCIATES II
             (Exact name of registrant as specified in its charter)



              New York                 2-85829               13-3202289
    (State or other jurisdiction     (Commission          (I.R.S. Employer
         of incorporation or         File Number)          Identification
            organization)                                      Number)



                                55 Beattie Place
                              Post Office Box 1089
                        Greenville, South Carolina 29602
                    (Address of Principal Executive Office)

       Registrant's telephone number, including area code (864) 239-1000

                                      N/A
                 (Former address, if changed since last report)


ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

As of September 23, 1998, Pannell Kerr Forster PC, the independent accountant previously engaged as the principal accountant to audit the financial statements of Drexel Burnham Lambert Real Estate Associates II (the "Registrant" or the "Partnership"), was dismissed. As of the same date, the firm of KPMG Peat Marwick LLC was engaged to provide the service for the Registrant.

The audit reports of Pannell Kerr Forster PC on the financial statements of the Partnership as of and for the years ended December 31, 1997 and 1996, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

The decision to change accountants was approved by the Board of Directors of the General Partner of the Partnership on September 23, 1998.

During the Partnership's two most recent fiscal years and any subsequent interim period preceding the change, there were no disagreements with the former accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the former accountant, would have caused it to make reference to the subject matter of the disagreements in connection with its report.

The Registrant has provided a copy of this disclosure to the former accountant, and the Registrant requested that the former accountant furnish the Registrant with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Registrant, and, if not, stating the respects in which it does not agree. A copy of the former accountant's response indicating agreement is included as an exhibit to this report.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

       (c)     Exhibits

           16. Letter dated September 23, 1998, from the Registrant's former independent accountant regarding its concurrence with the statements made by the Registrant in this Current Report.

           16.1 Letter dated October 21, 1998, from the Registrant's former independent accountant regarding its concurrence with the statements made by the regsitrant in this amended current report.


                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                               DREXEL BURNHAM LAMBERT REAL ESTATE ASSOCIATES II


                               By:          DBL PROPERTIES CORPORATION
                                            Its General Partner

                               BY:          /s/Patrick Foye
                                            Patrick Foye
                                            Executive Vice President


                               Date:        October 26, 1998